Exhibit 10.11

EIGHTH AMENDMENT AND WAIVER TO CREDIT AGREEMENT

This Eighth Amendment and Waiver to Credit Agreement (this “Amendment”) is dated as of March 16, 2012 (the “Eighth Amendment Effective Date”), by and among NGL ENERGY PARTNERS LP, a Delaware limited partnership (“Parent”), NGL ENERGY OPERATING LLC, a Delaware limited liability company (“NGL”), each subsidiary of NGL listed as a “Borrower” on the signature pages hereto (together with NGL, each a “Borrower”, and collectively, the “Borrowers”), each subsidiary of NGL listed as a “Guarantor” on the signature pages hereto, WELLS FARGO BANK, NATIONAL ASSOCIATION, as agent (the “Agent”) for the Lenders (defined below).

RECITALS

WHEREAS, the Credit Parties, the Agent, and the financial institutions party thereto (the “Lenders”) are parties to that certain Credit Agreement, dated as of October 14, 2010 (as amended, the “Credit Agreement”); unless otherwise defined herein, all capitalized terms not defined herein have the meaning given such terms in the Credit Agreement, as amended hereby;

WHEREAS, pursuant to the Credit Agreement, Lenders have made Revolving Loans to Borrowers and provided certain other credit accommodations to Borrowers;

WHEREAS, on February 3, 2012, NGL-MA, LLC, a Delaware limited liability company (“NGL-MA”), NGL-NE, LLC, a Delaware limited liability company (“NGL-NE”), NGL-MA Real Estate, LLC, a Delaware limited liability company (“NGL-MA RE”), and NGL-NE Real Estate, LLC, a Delaware limited liability company (“NGL-NE RE”, together with NGL-MA, NGL-ME and NGL-MA RE, the “New Guarantors”), were joined as Guarantors to the Credit Agreement (the “Joinder”);

WHEREAS, the New Guarantors were required to deliver certain deliveries relating to their owned assets, including, without limitation, Additional Mortgaged Property, pursuant to Sections 6.10 and 6.19 of the Credit Agreement within forty-five (45) days of the Joinder (the “Deadline”);

WHEREAS, the Credit Parties have requested that the Deadline be extended and the Credit Agreement be amended to give the Agent sole discretion to grant additional extensions;

WHEREAS, certain of the Lenders are willing to enter into this Amendment (the “Approving Lenders”), subject to the terms and conditions contained herein.

NOW THEREFORE, in consideration of the premises and mutual covenants herein contained and intending to be legally bound hereby, the parties hereby agree as follows:

Section 1.              Amendments to the Credit Agreement.  In reliance upon the representations, warranties, covenants and conditions contained in this Amendment, and subject to the satisfaction of each condition precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended as of the Eighth Amendment Effective Date in the manner provided in this Section 1.

1.1.        Additional Definitions.  Section 1.1 of the Credit Agreement is hereby amended to add thereto, in alphabetical order, the following new definitions, which shall read in full as follows:

“Eighth Amendment” means that certain Eighth Amendment to Credit Agreement dated as of March 16, 2012, among Parent, the Credit Parties, the Agent and the Lenders party thereto.

“Eighth Amendment Effective Date” means March 16, 2012.

“NAP Assets” means all assets, including, without limitation, all Additional Mortgaged Property, owned by NGL-MA, LLC, a Delaware limited liability company, NGL-NE, LLC, a Delaware limited liability company, NGL-MA Real Estate, LLC, a Delaware limited liability company, and NGL-NE Real Estate, LLC, a Delaware limited liability company, each a Subsidiary Guarantor and each party to that certain Joinder Agreement dated as of February 3, 2012 among each such Subsidiary Guarantor and Agent.

1.2.        Amendment of Section 6.10(d) of Credit Agreement.  The second paragraph of Section 6.10(d) of the Credit Agreement shall be amended and restated in its entirety to read in full as follows:

“provided, however, that (i) any such Subsidiary that is an Excluded Foreign Subsidiary shall not be required to become a Guarantor or grant any Liens hereunder; (ii) until such Subsidiary becomes a Guarantor or a Borrower pursuant to the terms of this Agreement it shall not become a Credit Party and (iii) deliveries, if any, required by clauses (c) and (d) of this Section 6.10 shall be due within 45 days of such creation or acquisition (which period may be extended in Agent’s sole discretion solely with respect to the NAP Assets) (other than (A) the execution and delivery of any other Joinder Agreements, guaranties, security agreements, pledge agreements reasonably required by the Agent, (B)  the filing of appropriately completed UCC financing statements relating to all personal property of such Subsidiary, and (C) the delivery to the Agent of lien search reports and certificates evidencing the Equity Interests of any such Subsidiary, each of which to occur contemporaneously with the acquisition or creation of such Subsidiary).”

1.3.        Amendment of Section 6.19(b) of Credit Agreement.  The first paragraph of Section 6.19(b) of the Credit Agreement shall be amended and restated in its entirety to read in full as follows:

“(b)         From and after the Closing Date, in the event that (i) any Credit Party acquires any fee interest in any Real Property Asset other than an Excluded Real Property Asset, or (ii) at the time any Person becomes a Subsidiary (other than a Subsidiary that is not required to become a Borrower or Guarantor), such Person owns or holds any fee interest in any Real Property Asset other than an Excluded Real Property Asset (any such Real Property Asset being an “Additional Mortgaged Property”), such Credit Party shall deliver to the Agent within forty-five (45) days (which period may be extended in Agent’s sole discretion solely with respect to the NAP Assets) after such Person acquires such Additional Mortgaged Property, the following:”

Section 2.              Limited Waiver.  Notwithstanding anything to the contrary in the Credit Agreement, including, without limitation, Section 6.19(b) and Section 6.10(d), the Agent hereby agrees to an extension of the Deadline that shall expire on March 31, 2012.  Nothing contained in this Amendment shall obligate the Agent to grant any waiver or extension of any other obligation of the Credit Parties under the Credit Agreement, or any other Loan Document or to grant any future waiver or extension of the Deadline.

Section 3.              Conditions Precedent to Amendment.  This Amendment will be effective as of the Eighth Amendment Effective Date, on the condition that the following conditions precedent will have been satisfied:

3.1.        Amendment.  The Agent will have received counterparts of this Amendment executed on behalf of the Credit Parties and the Approving Lenders.

3.2.        Fees.  In consideration for the agreements set forth herein, the Borrowers shall have paid to Agent any fees payable to Agent and Lenders pursuant to or in connection with the Amendment.

3.3.        Organization/Existence/Authority Documents.  Agent shall have received such documents and certificates as Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrowers and the other Credit Parties, the authorization of this Amendment and the transactions contemplated herby, and any other legal matters relating to the Borrowers, the other Credit Parties and this Amendment.

3.4.        Opinions.  Opinions of counsel to the Credit Parties, favorably opining as to such matters as the Agent may reasonably request.

3.5.        No Default; No Borrowing Base Deficiency.  No Default or Event of Default shall have occurred which is continuing and no Borrowing Base Deficiency then exists.

3.6.        Other Documents.  Agent shall have been provided with such documents, instruments and agreements, and the Borrowers shall have taken such actions, in each case as

Agent may reasonably require in connection with this Amendment and the transactions contemplated hereby.

Section 4.              Representations, Warranties, and Covenants of the Credit Parties.  To induce the Approving Lenders to enter into this Amendment, each of the Credit Parties hereby represents, warrants, and covenants to the Lenders as follows:

4.1.        Due Authorization; No Conflict.  The execution, delivery and performance by the Credit Parties of this Amendment are within each Credit Party’s limited liability company, corporate, or partnership powers (as applicable), have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate, conflict with, or constitute a default under any Legal Requirement, the Organizational Documents of any Credit Party, or any material contract binding upon any of the Credit Parties, or result in the creation or imposition of any Lien upon any of the assets of any of the Credit Parties.

4.2.        Validity and Enforceability.  This Amendment constitutes the valid and binding obligation of each of the Credit Parties enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally, and general equitable principles including remedies of specific performance and injunction.

4.3.        No Defenses.  None of the Credit Parties has any defenses to payment, counterclaims, or right of set-off with respect to any Obligations existing as of the Eighth Amendment Effective Date.

4.4.        All Representations and Warranties True and Correct.  Each representation and warranty of the Borrowers contained in the Credit Agreement and the other Loan Documents is true and correct in all material respects on the date hereof (unless such representation and warranty is expressly limited to an earlier date) and will be true and correct in all material respects after giving effect to the amendments set forth in Section 1 hereof, except that any representation or warranty that is qualified by “material” or “Material Adverse Effect” references therein shall be true and correct in all respects.

4.5.        No Default.  No Default or Event of Default has occurred which is continuing.

Section 5.              Miscellaneous.

5.1.        Reaffirmation of Loan Documents; Release.  Any and all of the terms and provisions of the Credit Agreement and the Loan Documents will, except as amended and modified hereby, remain in full force and effect.  The amendments contemplated hereby shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified and affirmed.  This Amendment constitutes a Loan Document. The Credit Parties hereby release the Agent and the Lenders from any and all claims, known or unknown, which may have arisen in connection with or under the Credit Agreement, the Security Agreement or any other Loan Document on or prior to the Eighth Amendment Effective Date.

5.2.        Parties in Interest.  All of the terms and provisions of this Amendment will bind and inure to the benefit of the parties to the Credit Agreement and their respective successors and assigns.

5.3.        Expenses.  As provided in Section 10.9 of the Credit Agreement, the Borrowers hereby agree to pay on demand all legal and other fees, costs and expenses incurred by the Agent in connection with the negotiation, preparation, and execution of this Amendment and all related documents.

5.4.        Counterparts.  This Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Amendment until the Credit Parties and the Approving Lenders have executed a counterpart.  Facsimiles or other electronic transmission (e.g., pdf) will be effective as originals.

5.5.        Complete Agreement.  THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

5.6.        Headings.  The headings, captions, and arrangements used in this Amendment are, unless specified otherwise, for convenience only and will not be deemed to limit, amplify, or modify the terms of this Amendment, nor affect the meaning thereof.

5.7.        Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York, but giving effect to federal laws applicable to National Banks.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers on the date first written above.

BORROWERS:	NGL ENERGY OPERATING LLC, a Delaware limited liability company

	By:	/s/ Craig S. Jones
	Name:	Craig Jones
	Title:	Chief Financial Officer

NGL SUPPLY, LLC, a Delaware limited liability company

	By:	/s/ Craig S. Jones
	Name:	Craig Jones
	Title:	Chief Financial Officer

HICKSGAS, LLC, a Delaware limited liability company

	By:	/s/ Craig S. Jones
	Name:	Craig Jones
	Title:	Chief Financial Officer

NGL SUPPLY RETAIL, LLC, a Delaware limited liability company

	By:	/s/ Craig S. Jones
	Name:	Craig Jones
	Title:	Chief Financial Officer

[Signature Page]

EIGHTH AMENDMENT TO CREDIT AGREEMENT

NGL ENERGY OPERATING LLC

NGL SUPPLY WHOLESALE, LLC, a Delaware limited liability company

	By:	/s/ Craig S. Jones
	Name:	Craig Jones
	Title:	Chief Financial Officer

NGL SUPPLY TERMINAL COMPANY, LLC, a Delaware limited liability company

	By:	/s/ Craig S. Jones
	Name:	Craig Jones
	Title:	Chief Financial Officer

GUARANTORS:	NGL ENERGY PARTNERS LP, a Delaware limited partnership

	By:	/s/ Craig S. Jones
	Name:	Craig Jones
	Title:	Chief Financial Officer

ROCKET SUPPLY INC., a Delaware corporation

	By:	/s/ Craig S. Jones
	Name:	Craig Jones
	Title:	Chief Financial Officer

OSTERMAN PROPANE, LLC, a Delaware limited liability company

	By:	/s/ Craig S. Jones
	Name:	Craig Jones
	Title:	Chief Financial Officer

[Signature Page]

EIGHTH AMENDMENT TO CREDIT AGREEMENT

NGL ENERGY OPERATING LLC

NGL-NE, LLC, a Delaware limited liability company

By:	/s/ Craig S. Jones
Name:	Craig Jones
Title:	Chief Financial Officer

NGL-MA, LLC, a Delaware limited liability company

By:	/s/ Craig S. Jones
Name:	Craig Jones
Title:	Chief Financial Officer

NGL-NE REAL ESTATE, LLC, a Delaware limited liability company

By:	/s/ Craig S. Jones
Name:	Craig Jones
Title:	Chief Financial Officer

NGL-MA REAL ESTATE, LLC, a Delaware limited liability company

By:	/s/ Craig S. Jones
Name:	Craig Jones
Title:	Chief Financial Officer

[Signature Page]

EIGHTH AMENDMENT TO CREDIT AGREEMENT

NGL ENERGY OPERATING LLC

LENDERS:	WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender and as Agent

	By:	/s/ David C. Brooks
	Name:	David C. Brooks
	Title:	Director

[Signature Page]

EIGHTH AMENDMENT TO CREDIT AGREEMENT

NGL ENERGY OPERATING LLC

BNP PARIBAS,
as a Lender and as an Issuing Bank

By:	/s/ Richard J. Wernli
Name:	Richard J. Wernli
Title:	Managing Director

By:	/s/ Keith Cox
Name:	Keith Cox
Title:	Managing Director

[Signature Page]

EIGHTH AMENDMENT TO CREDIT AGREEMENT

NGL ENERGY OPERATING LLC

BMO HARRIS BANK N.A.,
as a Lender

By:	/s/ Anthony Kwilosz
Name:	Anthony Kwilosz
Title:	Vice President

[Signature Page]

EIGHTH AMENDMENT TO CREDIT AGREEMENT

NGL ENERGY OPERATING LLC

BOKF, NA DBA BANK OF OKLAHOMA,
as a Lender

By:	/s/ Jason B. Webb
Name:	Jason B. Webb
Title:	Vice President

[Signature Page]

EIGHTH AMENDMENT TO CREDIT AGREEMENT

NGL ENERGY OPERATING LLC

CAPITAL ONE, N.A.,
as a Lender

By:	/s/ Gina Monette
Name:	Gina Monette
Title:	Vice President

[Signature Page]

EIGHTH AMENDMENT TO CREDIT AGREEMENT

NGL ENERGY OPERATING LLC

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Mark Lumpkin, Jr.
Name:	Mark Lumpkin, Jr.
Title:	Authorized Signatory

[Signature Page]

EIGHTH AMENDMENT TO CREDIT AGREEMENT

NGL ENERGY OPERATING LLC

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Christopher Hermann
Name:	Christopher Hermann
Title:	Vice President

[Signature Page]

EIGHTH AMENDMENT TO CREDIT AGREEMENT

NGL ENERGY OPERATING LLC

SUNTRUST BANK,
as a Lender

By:	/s/ Carmen Malizia
Name:	Carmen Malizia
Title:	Vice President

[Signature Page]

EIGHTH AMENDMENT TO CREDIT AGREEMENT

NGL ENERGY OPERATING LLC

THE F&M BANK & TRUST COMPANY,
as a Lender

By:	/s/ Carol E. Owens
Name:	Carol E. Owens
Title:	Vice President

[Signature Page]

EIGHTH AMENDMENT TO CREDIT AGREEMENT

NGL ENERGY OPERATING LLC